CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997 included in Bio-Technology General Corp.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-3 File No. 333-33077 registering 80,000 shares of common stock.

                                                        /s/ ARTHUR ANDERSEN LLP
New York, New York
September 17, 1997